As filed with the Securities and Exchange Commission on August 12, 2011

Registration No. 333-175155

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒   Pre-Effective Amendment No. 2 ☐  Post-Effective Amendment No.

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter: TCW Funds, Inc.	Area Code and Telephone Number: (213) 244-0000

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code) 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017

Name and Address of Agent for Service:	Approximate Date of Proposed Public Offering:

Philip K. Holl, Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, California 90017	As soon as practicable after this Registration Statement goes effective

With copies to:

Douglas P. Dick, Esquire, Dechert LLP 1775 I Street, NW Washington, DC 20006-2401	The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Acts of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

(Number and Street) (City) (State) (Zip Code)

Calculation of Registration Fee under the Securities Act of 1933:

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

TCW Large Cap Growth Fund

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

            , 2011

Dear TCW Large Cap Growth Fund Shareholder:

The Board of Directors has called a Special Meeting of Shareholders of the TCW Large Cap Growth Fund (the “Large Cap Growth Fund”) scheduled to be held at 9:00 a.m., local time, on September 15, 2011 at the JW Marriott Hotel, 900 West Olympic Boulevard, Los Angeles, California 90015.

The Board of Directors of TCW Funds, Inc. (the “Company”), on behalf of the Large Cap Growth Fund, has approved a reorganization of the Large Cap Growth Fund into the TCW Select Equities Fund (the “Select Equities Fund”), each a series of the Company managed by TCW Investment Management Company (the “Reorganization”). If the Reorganization is approved by shareholders, you will become a shareholder of the Select Equities Fund on the date that the Reorganization occurs. The Select Equities Fund has an investment objective that is identical and investment policies that are similar in many respects to those of the Large Cap Growth Fund.

While the Reorganization will result in some changes, we expect the Reorganization will offer shareholders the following advantages:

Anticipated reduction in total gross and net operating expenses. The Reorganization is expected to result in a reduction in the total gross and net operating expenses for holders of Class I and N shares of the Large Cap Growth Fund.

Larger asset base. As a result of the Reorganization, the Select Equities Fund would have a larger asset base, which could provide greater investment opportunities and economies of scale over the long term.

No change in fund management. Both the Large Cap Growth Fund and the Select Equities Fund are managed by TCW Investment Management Company.

You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying Prospectus/Proxy Statement describes the Reorganization and compares the policies and expenses of each of the funds for your evaluation.

After careful consideration, the Board of Directors of the Company unanimously approved this proposal and recommended that shareholders vote “FOR” the proposal.

We urge you to vote your shares:

•	By completing and returning the enclosed proxy card in the envelope provided at your earliest convenience, or

•	In person at the Special Meeting.

Voting by telephone will reduce the time and costs associated with the proxy solicitation.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Prospectus/Proxy Statement and cast your vote. It is important that your vote be received no later than September 14, 2011.

Proxy solicitations will be made by mail, and may also be made by personal interview, telephone, and facsimile transmission on behalf of the Large Cap Growth Fund by the Company’s directors and officers.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Charles W. Baldiswieler
President
TCW Funds, Inc.

TCW Large Cap Growth Fund

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Notice of Special Meeting of Shareholders of

TCW Large Cap Growth Fund

Scheduled For September 15, 2011

To the TCW Large Cap Growth Fund Shareholders:

A Special Meeting of Shareholders (“Special Meeting”) of the TCW Large Cap Growth Fund (the “Large Cap Growth Fund”) is scheduled for September 15, 2011 at 9:00 a.m. local time, at the JW Marriott Hotel, 900 West Olympic Boulevard, Los Angeles, CA 90015.

The purposes of the Special Meeting of the Large Cap Growth Fund are as follows:

1.	To approve an Agreement and Plan of Reorganization providing for: (i) the transfer of all of the assets and liabilities of the Large Cap Growth Fund to the TCW Select Equities Fund (the “Select Equities Fund”); (ii) the issuance of Class I and Class N shares, as applicable, of the Select Equities Fund to holders of the Class I and Class N shares, respectively, of the Large Cap Growth Fund; (iii) the subsequent complete liquidation of the Large Cap Growth Fund; and (iv) an amendment to the Articles of Incorporation of TCW Funds, Inc. reclassifying the authorized and unissued Class I and Class N shares of the Large Cap Growth Fund into authorized and unissued Class I and Class N shares, respectively, of the Select Equities Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on July 29, 2011 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Prospectus/Proxy Statement. Regardless of whether you plan to attend the meeting, please complete, sign and promptly return the enclosed proxy card or promptly cast your vote by telephone so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Directors of TCW Funds, Inc.

Philip K. Holl
Secretary

[DATE]

PROSPECTUS/PROXY STATEMENT

TCW Large Cap Growth Fund

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Special Meeting of Shareholders Scheduled for

September 15, 2011

TCW Large Cap Growth Fund

(a series of the TCW Funds, Inc.)

Relating to the Reorganization into

TCW Select Equities Fund

(a series of the TCW Funds, Inc.)

(collectively, the “Funds” and each, a “Fund”)

INTRODUCTION

This Prospectus/Proxy Statement provides you with information about a proposed transaction between the TCW Large Cap Growth Fund (the “Large Cap Growth Fund”) and the TCW Select Equities Fund (the “Select Equities Fund”), both series of TCW Funds, Inc. (the “Company”), a Maryland corporation which is an open-end investment company registered under the Investment Company Act of 1940. If approved, this transaction (the “Reorganization”) will involve:

•	the transfer of all of the assets and liabilities of the Large Cap Growth Fund to the Select Equities Fund;

•

an amendment to the Articles of Incorporation of the Company reclassifying the authorized and unissued Class I and Class N shares of the Large Cap Growth Fund into authorized and unissued Class I and Class N shares, respectively, of the Select Equities Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Select Equities Fund to holders of the Class I and Class N shares, respectively, of the Large Cap Growth Fund; and

•	the subsequent complete liquidation of the Large Cap Growth Fund.

As a result of the Reorganization, you will receive shares of the Select Equities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares you held of the Large Cap Growth Fund as of the close of business on the day of the Reorganization.

You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions will be accomplished.

Because you, as a shareholder of the Large Cap Growth Fund, are being asked to approve a transaction that will result in you holding shares of the Select Equities Fund, this Proxy Statement also serves as a Prospectus for the Select Equities Fund.

This Prospectus/Proxy Statement, which you should retain for future reference, concisely sets forth important information about the Select Equities Fund that you should know before investing. A Statement of Additional Information dated             , 2011 related to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Reorganization SAI is available upon request and without charge by calling 1-800-FUND-TCW.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. The following documents have been filed with the SEC and are incorporated herein by reference: (i) the Prospectus of the Large Cap Growth Fund and the Select Equities Fund (Class I and Class N shares) dated February 28, 2011; (ii) the Statement of Additional Information of the Large Cap Growth Fund and the Select Equities Fund dated February 28, 2011 (the “SAI”); and (iii) the Annual Report of the Large Cap Growth Fund and the Select Equities Fund for the period ended October 31, 2010 (the “Annual Report”). Copies of any of these documents and any subsequently released annual or semi-annual reports for either of the Funds may be obtained, without charge, by calling 1-800-FUND-TCW or on the Internet at www.tcwfunds.com.

You can copy and review information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy materials, reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 15, 2011. The Proxy Statement for this meeting is available at: www.tcw.com.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Prospectus/Proxy Statement carefully. For additional information, you should consult the Select Equities Fund Prospectus and the Large Cap Growth Fund Prospectus, which are incorporated herein by reference, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

On June 16, 2011, the Board of Directors of the Company, on behalf of the Large Cap Growth Fund, approved an Agreement and Plan of Reorganization with respect to the Large Cap Growth Fund (the “Reorganization Agreement”). Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Large Cap Growth Fund to the Select Equities Fund;

•	the assumption by the Select Equities Fund of all of the liabilities of the Large Cap Growth Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Select Equities Fund to holders of the Class I and Class N shares, respectively, of the Large Cap Growth Fund;

•	the complete liquidation of the Large Cap Growth Fund; and

•

an amendment to the Company’s Articles of Incorporation reclassifying the authorized and unissued Class I and Class N shares of the Large Cap Growth Fund into authorized and unissued Class I and Class N shares, respectively, of the Select Equities Fund.

The Reorganization is expected to be effective upon the close of business on [Closing Date], 2011, or on such other date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of Class I shares of the Large Cap Growth Fund will become a shareholder of Class I shares of the Select Equities Fund and each shareholder of Class N shares of the Large Cap Growth Fund will become a shareholder of Class N shares of the Select Equities Fund.

Each shareholder will hold, immediately after the Closing, Class I shares or Class N shares of the Select Equities Fund having an aggregate value equal to the aggregate value of the Class I shares or Class N shares, respectively, of the Large Cap Growth Fund held by that shareholder as of the close of business on the business day of the Closing.

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Large Cap Growth Fund and the Select Equities Fund separately. The proposed Reorganization is designed to provide investors with the ability to invest in a fund with an identical investment objective, long-term capital appreciation, and very similar investment policies to that of the Large Cap Growth Fund, but with a larger combined asset base than the Large Cap Growth Fund.

The portfolio managers of the Large Cap Growth Fund are Donald E. Evenson and Derek S. Derman and the portfolio manager of the Select Equities Fund is Craig C. Blum. The investment objectives of both Funds are identical and the investment policies and investment strategies are similar. However, there are some differences. In managing the Select Equities Fund Mr. Blum typically invests in a portfolio of 35 to 40 issues while the Large Cap Growth Fund typically holds securities of between 35 to 50 issues. Also, the Large Cap Growth Fund invests primarily in the equity securities of large capitalization companies while the Select Equities Fund invests in equity securities of both mid and large capitalization companies.

Management has determined that rather than operating two separate funds with identical investment objectives managed in a substantially similar style, it is in the best interests of the shareholders of the Large Cap Growth Fund (as well as shareholders of the Select Equities Fund) to consolidate the assets of both Funds into one fund, the Select Equities Fund, with a larger combined asset base. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Large Cap Growth Fund who become shareholders of the Select Equities Fund (as well as to existing and future investors in the Select Equities Fund). For example, Management believes that the shareholders of the Large Cap Growth Fund may benefit from the participation in a fund that has had greater investment returns than those achieved by the Large Cap Growth Fund. Management also believes that the Reorganization may benefit the existing and future shareholders of the Select Equities Fund and the shareholders of the Large Cap Growth Fund by resulting in a surviving fund with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as the potential for lower total annual portfolio operating expenses through economies of scale. Based on these factors, Management has determined that the Reorganization is in the best interests of shareholders of each Fund, because of the potential for shareholders to benefit from the expected economies of scale and the anticipated decrease in Fund expenses.

Further, the Reorganization will allow the Large Cap Growth Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of large capitalization companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Select Equities Fund, including former shareholders of the Large Cap Growth Fund, will be able to exchange their shares of the Select Equities Fund for the same class of shares of other mutual funds in the TCW Funds group.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Large Cap Growth Fund nor its shareholders nor the Select Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. Immediately prior to the Reorganization, the Large Cap Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Large Cap Growth Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carry forward. Such dividends will be included in the taxable income of the Large Cap Growth Fund’s shareholders.

In considering whether to approve the Reorganization, you should note that:

•	The Funds have identical investment objectives and similar investment policies, however, certain important differences are highlighted below.

•

Both Funds invest principally in equity securities of companies the portfolio managers believe are large cap “growth” companies. However, the Select Equities Fund also invests in mid capitalization companies.

•	TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 is the investment advisor to both Funds (the “Advisor”).

•

The Reorganization is expected to result in a reduction in the total gross and net operating expenses for holders of both Class I and Class N shares of the Large Cap Growth Fund despite the fact that the Select Equities Fund has a higher management fee than the Large Cap Growth Fund. For example, the operating expenses, expressed as a percentage of net asset value per share of Class I shares and Class N shares, are as follows for the period ended April 30, 2011, and based on such expenses as are expected after the Reorganization:

	Class I	Class N
• Expenses of the Select Equities Fund	0.90%	1.22%
• Expenses of the Large Cap Growth Fund	1.62%	30.71%
• Projected expenses of the Select Equities Fund after the Reorganization (Pro Forma):	0.90%	1.22%

•	The distribution, purchase and redemption procedures, and the exchange rights and voting rights of the Funds are identical and the Reorganization will not change these procedures and rights.

•

Approval of the Reorganization Agreement requires the affirmative vote of the holders of a majority of the Large Cap Growth Fund’s shares outstanding and entitled to vote on the matter as of July 29, 2011 (the “Record Date”).

After careful consideration, the Board of Directors of the Company, on behalf of the Large Cap Growth Fund, unanimously approved the proposed Reorganization. The Board recommends that you vote “FOR” the proposed Reorganization.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Comparison of Investment Objectives, Strategies, Processes and Risks

	Large Cap Growth Fund	Select Equities Fund

Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies.

These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; American Depository Receipts (ADRs) and other securities with equity characteristics.

The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies with a market capitalizations, at the time of acquisition, greater than $3.0 billion. The Fund typically invests in a portfolio of 35 to 50 companies.

The Fund invests primarily in equity securities of large capitalization companies.

These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; American Depository Receipts (ADRs) and other securities with equity characteristics.

The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of mid-cap and large cap companies. The Fund typically invests in a portfolio of 25 to 35 companies.

	Large Cap Growth Fund	Select Equities Fund

Investment Process

The portfolio managers seek to invest in companies with sustainable revenue and earnings growth. The portfolio managers evaluate, analyze and select companies:

•    that exhibit catalysts for growth

•    that have superior value creation potential

•    that have sustainable competitive advantages

•    that have superior profitability

Portfolio weightings are driven by bottom-up fundamental research and the portfolio managers’ conclusions regarding sustainability and viability of earnings, degree of expected return, and the presence of definable growth catalysts.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the portfolio managers determine to take advantage of a better investment opportunity or, in the portfolio managers’ opinion, the security has reached its price target.

In managing the Fund’s investments, the portfolio manager uses a highly focused approach which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that he believes to have strong and enduring business models and inherent advantages over their competitors.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, the security becomes fully valued, becomes too large a position in the Fund or the individual security has reached its sell target.

Main Risks

The primary risks affecting this Fund are:

•    price volatility risk

•    liquidity risk

•    equity risk

•    investment style risk

•    portfolio management risk

•    securities selection risk

•    market risk

•    issuer risk

•    globalization risk

The primary risks affecting this Fund are:

•    price volatility risk

•    liquidity risk

•    equity risk

•    investment style risk

•    portfolio management risk

•    securities selection risk

•    market risk

•    issuer risk

•    globalization risk

Investment Advisor	TCW Investment Management Company	TCW Investment Management Company

Portfolio Managers	Donald E. Evenson and Derek S. Derman	Craig C. Blum

Comparison of Portfolio Characteristics1

The following table compares certain characteristics of the portfolios of the Funds as of April 30, 2011:

	Large Cap Growth Fund		Select Equities Fund
Net Assets	$10,780,140		$573,069,448

Number of Holdings	47		32
Portfolio Turnover Rate	48.14%*		29.13%*
Equity Securities	$10,604,557		$557,075,454
Cash	$175,583		$15,993,994
Top 6 Industries	Healthcare Services	11.2%	Energy Equipment and Services	9.3%
(as a % of net assets)	Computers and Peripherals	9.7%	Air Freight and Logistics	7.2%
	Chemicals	9.0%	Internet Software and Services	6.9%
	Machinery	7.9%	Internet and Catalog Retail	6.8%
	Energy Equipment and Services	6.6%	Computers and Peripherals	6.2%
	Internet Software and Services	5.7%	Healthcare Equipment	5.8%

Top 10 equity holdings	Apple Inc.	7.20%	Apple Inc.	6.16%
(as a % of net assets)	Express Scripts Inc.	6.16%	Qualcomm Inc.	5.52%
	Medco Health Solutions Inc.	3.96%	C.H. Robinson Worldwide Inc.	4.76%
	Qualcomm Inc.	3.77%	Google Inc.	4.37%
	Cummins Inc.	3.18%	American Tower Corp.	3.98%
	Google Inc.	3.00%	Schlumberger Ltd	3.87%
	American Tower Corp.	2.90%	Amazon.com Inc.	3.77%
	AFLAC Inc.	2.81%	Occidental Petroleum Corp.	3.69%
	Air Products and Chemicals Inc.	2.68%	Cerner Corp.	3.67%
	Philip Morris International Inc.	2.56%	Cognizant Tech Solutions Corp.	3.47%

*	Trailing 12 months.
[2]	The numbers in this table are for comparison purposes only and have not been audited.

Comparison of Distribution, Purchase and Redemption Procedures and Exchange Rights

The distribution, purchase and redemption procedures of both Funds are identical, as are the exchange rights granted to shareholders of both Funds. The Shareholder Guide attached as Exhibit D to this registration statement contains a more detailed description of the distribution, purchase and redemption procedures and exchange rights applicable to both Funds.

Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Large Cap Growth Fund nor its shareholders nor the Select Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. For a more detailed discussion of the tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION – Tax Considerations.”

RISKS OF INVESTING IN THE FUNDS

Because the Funds have investment objectives that are identical and policies that are similar in many respects, many of the risks of investing in the Select Equities Fund are similar to the risks of investing in the Large Cap Growth Fund. The following risks should be considered before investing in either Fund.

Equity Risk

Equity Risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market, economic and political conditions.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities held by a Fund. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of an issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial market has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the Funds through (i) provisions impacting the regulatory frame work; (ii) provisions impacting the Funds as investors; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of “systemically important” financial institutions; and (v) mandated studies that may have further effects on the Funds. Such legislation may impact the Funds in ways that are unforeseeable.

Investment Style/Securities Selection Risk

Both Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles—in both cases “value” styles—to select investments for the Funds. Those styles may be out of favor or may not produce the best results over short or longer time periods, and may increase the volatility of the Funds’ share prices. There is also the possibility that the specific securities held in each of the Fund’s portfolios will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio managers’ choice of securities.

Price Volatility

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. A Fund’s returns will vary and you may lose money. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. Because the Funds invest primarily in the equity securities of small or mid-capitalization companies they are subject to greater price volatility than other mutual funds.

Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative effect on the Fund’s performance.

The securities of many of the companies with medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

Portfolio Management Risk

Both Funds may be subject to Portfolio Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and investors could lose money on their investment in the Funds.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

Medium Capitalization Company Risk

The Select Equities Fund may invest a portion of its assets in the equity securities of companies with medium capitalizations. Companies with medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they fail a greater risk of business failure, which could increase the volatility of and risk of loss to the Select Equities Fund’s assets.

Temporary Defensive Strategies

For both Funds, when the Advisor anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. The Advisor may temporarily invest up to 100% of either Fund’s assets in high quality short- term money market instruments if it believes adverse economic conditions, such as excessive volatility or sharp market declines, justify taking a defensive posture. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Sale of Securities

Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Large Cap Growth Fund that are transferred to the Select Equities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Select Equities Fund, and the realization of taxable gains and losses for the Select Equities Fund which would result in taxable distributions to shareholders. Any sales by the Large Cap Growth Fund prior to the Reorganization may result in taxable distributions to shareholders of the Large Cap Growth Fund.

COMPARISON OF FEES AND EXPENSES OF THE FUNDS

The following discussion describes and compares the fees and expenses of the Large Cap Growth Fund with the Select Equities Fund.

Annual Fund Operating Expenses

As of April 30, 2011, the operating expenses of the Class I and Class N shares of the Large Cap Growth Fund, expressed as a ratio of expenses to average daily net assets (“expense ratio”) are 1.62% and 30.71%, respectively, before any expense limitations. As of April 30, 2011, the operating expenses of the corresponding Class I and Class N shares of the Select Equities Fund are 0.90% and 1.22%.

The Advisor has entered into a contractual fee waiver/expense reimbursement for the period March 1, 2011 through February 29, 2012 with respect to the Class I and Class N shares of the Large Cap Growth Fund. The contractual fee waiver/expense reimbursement limits the expenses to 1.38% for both the Class I and Class N shares of the Large Cap Growth Fund.

Management Fee

The Large Cap Growth Fund has an advisory fee of 0.65% of the Fund’s average daily net assets and the Select Equities Fund has an annual management fee of 0.75% of the Fund’s average daily net assets.

Payments by the Advisor

The Advisor pays certain costs of marketing the Funds from legitimate profits from its investment management fees and other resources available to it. The Advisor may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage films, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types for other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pay for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund and you should contract your financial intermediary for details about any payments it may receive from the Funds or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers assets typically range between 0.05% and 0.10% in a given year of assets invested in the Fund by the financial intermediary’s customers.

Distribution and Service Fees

Each Fund charges a distribution (12b-1) fee for its Class N shares of 0.25% of the average daily net assets of the Fund attributable to the Fund’s Class N shares. Neither Fund charges a distribution (12b-1) fee or a service fee for its Class I shares. Neither Fund charges a contingent deferred sales load for Class N or Class I shares.

Expense Table

The current expenses of each of the Funds and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the operating expenses incurred by Class I and Class N shares of the Large Cap Growth Fund, and Select Equities Fund for the period ended April 30, 2011, which are based upon unaudited financial statements for the period. Pro forma fees show estimated fees of the Class I and Class N shares of the Select Equities Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

	Class I			Class N
	Large Cap Growth Fund	Select Equities Fund	Select Equities Fund after Reorganization (Pro Forma) (1)	Large Cap Growth Fund	Select Equities Fund	Select Equities Fund after Reorganization (Pro Forma) (1)
Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from the Funds’ assets)
Management Fees	0.65%	0.75%	0.75%	0.65%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None	0.25%	0.25%	0.25%
Other Expenses	0.97%	0.15%	0.15%	29.81%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.62%	0.90%	0.90%	30.71%	1.22%	1.22%
Fee Waiver/Expense Reimbursement	0.25%	—	—	29.34%	—	—
Net Expenses	1.37%	0.90%	0.90%	1.37%	1.22%	1.22%

(1)	Pro forma expenses are estimated.
(2)	The contractual fee waiver/expense reimbursement is for the period March 1, 2011, through February 29, 2012. At the conclusion of this period, the Advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Expense Examples

The examples are intended to help you compare the cost of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. The figures shown are the same whether or not you sold your shares at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Large Cap Growth Fund				Select Equities Fund				Select Equities Fund after Reorganization (Pro Forma) (1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class I	$139	$487	$858	$1,901	$92	$287	$498	$1,108	$92	$287	$498	$1,108
Class N	$139	$4,973	$7,641	$10,183	$124	$387	$670	$1,477	$124	$387	$670	$1,477

(1)	Pro forma figures are estimated.

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of the Large Cap Growth Fund to the Select Equities Fund; (ii) the issuance of Class I and Class N shares, as applicable, of the Select Equities Fund to holders of the Class I and Class N shares, respectively, of the Large Cap Growth Fund; (iii) the subsequent complete liquidation of the Large Cap Growth Fund; and (iv) an amendment to the Articles of Incorporation of the Company reclassifying the authorized and unissued Class I and Class N shares of the Large Cap Growth Fund into authorized and unissued Class I and Class N shares, respectively, of the Select Equities Fund.

After the Reorganization, each shareholder of the Large Cap Growth Fund will own shares in the Select Equities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Large Cap Growth Fund held by that shareholder as of the close of business on the day of the Closing. Shareholders of Class I shares of the Large Cap Growth Fund will receive Class I shares of the Select Equities Fund and shareholders of Class N shares of the Large Cap Growth Fund will receive Class N shares of the Select Equities Fund.

In the interest of economy and convenience, shares of the Select Equities Fund generally will not be represented by physical certificates, unless requested in writing.

Until the Closing, shareholders of the Large Cap Growth Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Select Equities Fund for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Large Cap Growth Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Large Cap Growth Fund and the Select Equities Fund separately. The proposed Reorganization is designed to provide investors with the ability to invest in a fund with an identical investment objective, long-term capital appreciation, and very similar investment policies to that of the Large Cap Growth Fund, but with a larger combined asset base than the Large Cap Growth Fund.

The portfolio managers of the Large Cap Growth Fund are Donald E. Evenson and Derek S. Derman and the portfolio manager for the Select Equities Fund is Craig C. Blum. The investment objectives of both Funds are identical and their investment policies and investment strategies are similar evidenced by its fact there is some overlap in holdings. As of June 1, 2011, approximately 25% of the portfolio holdings of the Large Cap Growth Fund were also held by the Select Equities Fund. However, there are some differences. In managing the Large Cap Growth Fund Messrs. Evenson and Derman invest in a portfolio of 35 to 50 companies while the Select Equities Fund typically holds securities of a small number of companies (typically 35 to 40 companies).

Management has determined that rather than operating two separate funds with identical investment objectives managed in a substantially similar style, that it is in the best interests of the shareholders of the Large Cap Growth Fund (as well as shareholders of the Select Equities Fund) to consolidate the assets of both Funds into one fund, the Select Equities Fund, with a larger combined asset base. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Large Cap Growth Fund who become shareholders of the Select Equities Fund (as well as to existing and future investors in the Select Equities Fund). For example, Management believes that the Reorganization may benefit the existing and future shareholders of the Select Equities Fund and the shareholders of the Large Cap Growth Fund by resulting in a surviving fund with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as the potential for lower total annual portfolio operating expenses through economies of scale. In addition, the Select Equities Fund has a lower expense ratio and higher returns than the Large Cap Growth Fund. Based on these factors, Management has determined that the Reorganization is in the best interests of shareholders of each Fund, because of the potential for shareholders to benefit from the expected increase in economies of scale and the anticipated decrease in Fund expenses.

Further, the Reorganization will allow the Large Cap Growth Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and other securities with equity characteristics of mid capitalization companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Select Equities Fund, including former shareholders of the Large Cap Growth Fund, will be able to exchange their shares of the Select Equities Fund for the same class of shares of other mutual funds in the TCW Funds group.

Expenses of the Reorganization

The Advisor will bear half the cost of the Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Each Fund will each bear a quarter of the expenses related to the proposed Reorganization. However, because the expenses of the Large Cap Growth Fund are capped, the expenses of the Reorganization allocated to it will be paid by the Advisor. The estimated cost for the proposed Reorganization is $30,000. The costs of the Reorganization will not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by either Fund.

The Reorganization will result in limitations in the use of capital loss carry forwards of the Large Cap Growth Fund after the Reorganization. The limit is equal to a monthly published tax exempt rate (generally 3% to 4%) times the value of the Large Cap Growth Fund. At October 31, 2010, the Large Cap Growth Fund had capital loss carry forwards of $230,000 expiring in 2016 and $1,934,000 expiring in 2017.

Board Considerations

The proposed Reorganization was presented to the Board of Directors of the Company for consideration at a meeting held on June 16, 2011, and the Reorganization was approved by the Directors on behalf of the Large Cap Growth Fund at that meeting. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” of the Funds (as defined in the 1940 Act) and who are advised by their own counsel, determined that the interests of the shareholders of the Large Cap Growth Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Large Cap Growth Fund and its shareholders.

The Board of Directors, on behalf of the Large Cap Growth Fund, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	The total expense ratio of the Select Equities Fund is currently lower than the expense ratio of the Large Cap Growth Fund.

(2)	The past investment results of the Select Equities Fund have been better than those of the Large Cap Growth Fund.

(3)	The Reorganization will permit the shareholders of the Large Cap Growth Fund to continue to participate in a fund that invests in a relatively concentrated portfolio comprised of large cap equity securities with the objective of long-term capital appreciation.

(4)	That the Reorganization will not dilute the interests of the Large Cap Growth Fund’s current shareholders.

(5)	The investment objectives, policies and restrictions of the Select Equities Fund are substantially similar to those of the Large Cap Growth Fund.

(6)	As the total assets of the Select Equities Fund are currently significantly greater than those of the Large Cap Growth Fund, the Reorganization has the potential to enhance the investment flexibility and performance of the assets of the Large Cap Growth Fund.

(7)	The costs of the Reorganization will not be borne by the shareholders of the Large Cap Growth Fund.

(8)	The possible limitations on the use of capital loss carry forwards of the Large Cap Growth Fund after its Reorganization.

The Directors of the Company, on behalf of the Large Cap Growth Fund, recommend that shareholders approve the Reorganization with the Select Equities Fund.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Fund nor its shareholders are expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Select Equities Fund, the Large Cap Growth Fund and the Company in the Reorganization Agreement.

Immediately prior to the Reorganization, the Large Cap Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Large Cap Growth Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carry forward. Such dividends will be included in the taxable income of the Large Cap Growth Fund’s shareholders.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of the Record Date and on a pro forma basis as of the Record Date after giving effect to the Reorganization:

	Large Cap Growth Fund	Select Equities Fund	Select Equities Fund Pro Forma Combined (1)
Net Assets
Class I	$7,453,943	$427,033,458	$434,486,901

Class N	$14,482	$133,334,434	$133,438,916

Shares Outstanding
Class I	336,195	22,872,708	23,271,928

Class N	655	7,478,895	7,478,907

Net Asset Value per Shares
Class I	$22.17	$18.67	$18.67

Class N	$22.11	$17.83	$17.83

(1)	The pro forma data reflects the combined assets after the merger of the Large Cap Growth Fund into the Select Equities Fund. The pro forma data also reflects adjustments to account for the costs of the Reorganization to be borne by each Fund.

ADDITIONAL INFORMATION ABOUT THE LARGE CAP GROWTH FUND

Investment Personnel

The Large Cap Growth Fund is managed by Donald E. Evenson, Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West and Derek S. Derman, Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Large Cap Growth Fund

The bar chart and table below show the Large Cap Growth Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The bar chart shows some indications of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the past ten calendar years. Both the bar chart and the table assume reinvestment of dividends and distributions.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Large Cap Growth Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Year by year total return (%)

as of December 31 each year (1)

Large Cap Growth Fund – Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 18.44% for the quarter ended June 30, 2009, and the Fund’s worst quarterly performance was -28.48% for the quarter ended December 31, 2008.
*	The Fund’s total return for the period November 1, 2010 to March 31, 2011 was 10.79%.

The table below shows what the average annual total returns of the Large Cap Growth Fund would equal if you averaged its actual performance over various lengths of time, compared to the performance of the Russell 1000® Growth Index. The Russell 1000® Growth Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in the Russell 1000® Growth Index are substantially different from those in the Large Cap Growth Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2010)	1 Year	Since Inception (2/6/2006)
Return Before Taxes
Large Cap Growth Fund - Class I	16.05%	1.67%
Return After Taxes on Distributions (1)
Large Cap Growth Fund - Class I	16.05%	1.67%
Return After Taxes on Distributions and Sales of Fund Shares (1)
Large Cap Growth Fund - Class I	10.43%	1.43%
Return Before Taxes
Large Cap Growth Fund - Class N	16.16%	1.62%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%

(1)	After-tax returns are shown only for Class I shares; after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Large Cap Growth Fund for the fiscal year ended October 31, 2010, see Appendix B to this Prospectus/Proxy Statement. Additional information regarding the Large Cap Growth Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

ADDITIONAL INFORMATION ABOUT THE SELECT EQUITIES FUND

Investment Personnel

The Select Equities Fund is managed by Craig C. Blum, Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Select Equities Fund

The bar chart and table below show the Select Equities Fund’s annual and after-tax returns and its performance since inception with respect to its Class I shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the period of time the Fund has been registered with the SEC under the 1940 Act. Both the bar chart and the table assume reinvestment of dividends and distributions.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year by year total return (%)

as of December 31 each year (1)

Select Equities Fund – Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 26.01% for the quarter ended December 31, 2001, and the Fund’s worst quarterly performance was -25.75% for the quarter ended September 30, 2001.
*	The Fund’s total return for the period November 1, 2010 to March 31, 2011 was 13.10%

The table below shows what the average annual total returns of the Select Equities Fund would equal if you averaged its actual performance over various lengths of time, compared to the performance of the Russell 1000® Growth Index. The Russell 1000® Growth Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in Russell 1000® Growth Index are substantially different from those in the Select Equities Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Return Before Taxes
Select Equities Fund - Class I	16.96%	2.30%	1.04%
Return After Taxes on Distributions(1)
Select Equities Fund - Class I	16.96%	1.45%	0.62%
Return After Taxes on Distributions and Sales of Fund Shares (1)
Select Equities Fund - Class I	11.02%	1.73%	0.77%
Return Before Taxes
Select Equities Fund - Class N	16.62%	2.03%	0.74%
Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%

(1)	After-tax returns are shown only for Class I shares; after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Select Equities Fund for the fiscal year ended October 31, 2010, see Appendix C to this Prospectus/Proxy Statement. Additional information regarding the Select Equities Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Solicitation of Proxies

Solicitation of proxies for the Special Meeting is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about             , 2011. Shareholders of the Large Cap Growth Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Company and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke his or her proxy at any time prior to its use by filing with the Large Cap Growth Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy and will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of the Company that may be presented at the Special Meeting.

Voting Rights

Shareholders of the Large Cap Growth Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

Shareholders of the Large Cap Growth Fund at the close of business on the Record Date, July 29, 2011, will be entitled to be present at the Special Meeting and to give voting instructions with respect to their shares owned as of the Record Date. As of the Record Date, 336,850 shares of the Large Cap Growth Fund were outstanding and entitled to vote.

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the Large Cap Growth Fund’s shares outstanding and entitled to vote on the matter. The holders of one-third of the outstanding shares will constitute a quorum.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote with respect to the Reorganization will have the same effect as a vote against the Reorganization.

The Large Cap Growth Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of the Company, as of the Record Date each of the directors and executive officers owned individually, and collectively as a group, less than 1% of the outstanding shares of the Large Cap Growth Fund and less than 1% of the outstanding shares of the Select Equities Fund.

Appendix E lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any Class of the Large Cap Growth Fund and/or the Select Equities Fund.

Adjournment

The vote required to adjourn the Special Meeting as to a proposal is a majority of all the votes cast on the matter by stockholders entitled to vote at the Special Meeting who are present in person or by proxy. If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the stockholders may adjourn the Special Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve the proposal, the chairman of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and broker non-votes and abstentions will not be voted either for or against the adjournment.

Other Matters to Come Before the Special Meeting

The Company does not know of any matters to be presented at the Special Meeting other than those described in this Prospectus/Proxy Statement. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Company is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Company’s Board of Directors. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders

The Company will furnish, without charge, a copy of the Annual Report and the most recent semi-annual report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 1-800-FUND-TCW. Such reports may also be found on the Internet at www.tcwfunds.com.

In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Philip K. Holl
Secretary

            , 2011

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this              day of             , 2011, by and between TCW Funds, Inc., a Maryland corporation (the “Company”) with its principal place of business at 865 South Figueroa Street, Los Angeles, California 90017, on behalf of itself and its series, the TCW Select Equities Fund (the “Acquiring Fund”), and the TCW Large Cap Growth Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Upon the terms and conditions set forth in this Agreement, the reorganization (the “Reorganization”) will consist of: (i) an amendment to the Company’s Articles of Incorporation reclassifying the authorized and unissued Class I shares of common stock ($0.001 par value) of the Acquired Fund (“Acquired Fund Class I Shares”) into authorized and unissued Class I shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class I Shares”), reclassifying the authorized and unissued Class N shares of common stock ($0.001 par value) of the Acquired Fund (the “Acquired Fund Class N Shares” and together with the Acquired Fund Class I Shares, the “Acquired Fund Shares”) into authorized and unissued Class N shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class N Shares” and together with the Acquiring Fund Class I Shares, the “Acquiring Fund Shares”); (ii) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund; (iii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iv) the issuance of the Acquiring Fund Shares to the shareholders of the Acquired Fund; and (v) the complete liquidation of the Acquired Fund as provided herein.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FILING OF ARTICLES OF AMENDMENT, TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company agrees that prior to the Closing Date (as defined below), the Company will execute and file Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Exhibit A (the “Articles of Amendment”). The Articles of Amendment will, effective as of the Closing Date: (i) reclassify all of authorized and unissued Acquired Fund Class I Shares into Acquiring Fund Class I Shares; and (ii) reclassify all of the authorized and unissued Acquired Fund Class N Shares into Acquiring Fund Class N Shares.

1.2. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in Section 1.3, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class I Shares determined by dividing the aggregate net asset value of the Acquired Fund Class I Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class I Share, computed in the manner and as of the time and date set forth in Section 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class N Shares determined by dividing the aggregate net asset value of the Acquired Fund Class N Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class N Share, computed in the manner and as of the time and date set forth in Section 2.2; and (iii) to assume all liabilities of the Acquired Fund, as set forth in Section 1.4. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.3. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the “Closing Date”) (collectively, the “Assets”).

1.4. The Acquired Fund shall endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined below (collectively, the “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in Section 1.2, the Acquired Fund shall distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.2, and shall completely liquidate. Such distribution and liquidation shall be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Class I Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class I Shares shall be equal to the aggregate net asset value of the Acquired Fund Class I Shares owned by the Acquired Fund Shareholders on the Closing Date. The aggregate net asset value of Acquiring Fund Class N Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class N Shares shall be equal to the aggregate net asset value of the Acquired Fund Class N Shares owned by the Acquired Fund Shareholders on the Closing Date. The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Closing Date. Share certificates representing interests in Acquired Fund Shares shall represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3 and 2.4. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.2. The net asset value of an Acquiring Fund Class I Share and an Acquiring Fund Class N Share shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.3. The number of the Acquiring Fund Class I Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class I Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class I Share, determined in accordance with Section 2.2.

2.4. The number of the Acquiring Fund Class N Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class N Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class N Share, determined in accordance with Section 2.2.

2.5. All computations of value shall be made by the Company’s designated record keeping agent and shall be subject to confirmation by the Company’s independent accountants.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [Closing Date], 2011, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct State Street Bank & Trust Company, as custodian for the Acquired Fund (the “Custodian”) to deliver at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Class I Shares and Acquired Fund Class N Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquired Fund is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2010, have been audited by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subsection (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in Section 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written statement executed by an officer of the Company on behalf of the Acquiring Fund, the Company on behalf of the Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquiring Fund is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Company on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at October 31, 2010, have been audited by Deloitte & Touche LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since October 31, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subsection (i) a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by the Company on behalf of the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) which will include the Proxy Statement referred to in Section 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Company on behalf of the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) on behalf of the Acquired Fund, the Company’s title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) on behalf of the Acquiring Fund, the Company’s title to and possession of all the Assets, and to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company on behalf of the Acquiring Fund shall have delivered to the Company on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company on behalf of the Acquired Fund shall reasonably request;

6.3. The Company on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquiring Fund on or before the closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, following conditions:

7.1. All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

7.3. The Company on behalf of the Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company on behalf of the Acquiring Fund shall reasonably request;

7.4. The Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquired Fund on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The Company on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the proposed Reorganization will be shared so that: (i) fifty percent of such costs are borne by TCW Investment Management Company, the investment advisor to the Acquired and Acquiring Funds; (ii) twenty-five percent of such costs are borne by the Acquired Fund; and (iii) twenty-five percent of such costs are borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. The costs of the Reorganization shall not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by the Acquiring Fund or the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company, 865 South Figueroa Street, Los Angeles, California 90017, attn: Philip K. Holl, in each case with a copy to Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006-2401, attn: Douglas P. Dick.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	TCW FUNDS, INC. on behalf of its
SELECT EQUITIES FUND series

By:
SECRETARY	Title:

Attest:	TCW FUNDS, INC. on behalf of its
LARGE CAP GROWTH FUND series

By:
SECRETARY	Title:

Exhibit A to Form of Agreement and Plan of Merger

TCW FUNDS, INC.

ARTICLES OF AMENDMENT

TCW Funds, Inc., a Maryland corporation and an open-end management investment company, having its registered office in Maryland in the City of Baltimore (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by: (i) reclassifying all of the authorized and unissued Institutional Class (or Class I) and Investor Class (or Class N) shares of the Corporation’s TCW Large Cap Growth Fund series (the “Large Cap Growth Fund”) as authorized and unissued Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, of the Corporation’s TCW Select Equities Fund series (the “Select Equities Fund”); and (ii) increasing the aggregate number of authorized shares of the Select Equities Fund by 4,000,000,000 shares.

SECOND: Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Large Cap Growth Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, shall be conveyed, transferred and delivered to the Select Equities Fund, and shall thereupon become and be assets and liabilities belonging to the Select Equities Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively.

(b) Each unissued Institutional Class (or Class I) share (or fraction thereof) of the Large Cap Growth Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Institutional Class (or Class I) shares (or fractions thereof) of the Select Equities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Institutional Class (or Class I) shares of the Select Equities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Institutional Class (or Class I) shares of the Select Equities Fund resulting from paragraph (b) of this Article SECOND.

(c) Each unissued Investor Class (or Class N) share (or fraction thereof) of the Large Cap Growth Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Investor Class (or Class N) shares (or fractions thereof) of the Select Equities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Investor Class (or Class N) shares of the Select Equities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Investor Class (or Class N) shares of the Select Equities Fund resulting from paragraph (b) of this Article SECOND.

(d) Open accounts on the share records of the Select Equities Fund shall be established representing the appropriate number of the Large Cap Growth Fund shares of the appropriate class deemed to be owned by each such stockholder as a result of the reclassification.

THIRD: These Articles of Amendment do not increase the authorized capital stock of the Corporation or the aggregate par value thereof. These Articles of Amendment reclassify and change the 4,000,000,000 authorized shares of the Large Cap Growth Fund to 4,000,000,000 additional authorized shares of the Select Equities Fund. These Articles of Amendment do not amend the description of any class of stock as set forth in the Corporation’s Articles of Incorporation. As a result of these Articles of Amendment the Corporation is authorized to issue up to 4,000,000,000 Institutional Class (or Class I) shares of the Select Equities Fund and 4,000,000,000 Investor Class (or Class N) shares of the Select Equities Fund less, at any time, the total number of shares of each respective class of the Select Equities Fund then issued and outstanding. The shares of the Select Equities Fund and of each class of the Select Equities Fund shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Fund and such class as set forth in the Corporation’s Articles of Incorporation.

FOURTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

FIFTH: These Articles of Amendment shall be effective as of             , 2011 at 5:00 a.m.

IN WITNESS WHEREOF: TCW Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary on the      day of             , 2011.

TCW FUNDS, INC.	WITNESS:

Charles W. Baldiswieler	Philip K. Holl
President	Secretary

The undersigned, Charles W. Baldiswieler, President of TCW Funds, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and hereby certifies, under the penalties of perjury, that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Charles W. Baldiswieler
President

APPENDIX B

Set forth below is an excerpt from the Annual Report regarding the performance of the Large Cap Growth Fund for the fiscal year ended October 31, 2010.

Management Discussions

For the year ended October 31, 2010, the TCW Large Cap Growth Fund (the “Fund”) posted a gain of 16.62% and 16.60% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 19.65% over the same period.

The Fund trailed the Index by 303 basis points during the fiscal year. The two worst performing sectors over the year on a relative basis were technology and consumer discretionary. Our positions in Brocade (BRCD, 1.0%) and Seagate (STX, 1.0%) negatively impacted our performance in technology. The Fund’s underweight in consumer discretionary was a drag on performance as well. The two best performing sectors were telecomm services, up 44.42% and materials, up 33.57%. The stock that most negatively impacted performance was Medco Health Solutions (MHS, 3.68%), which declined 6% during the period due to margin and pricing concerns. We added to the position during the year and expect the stock to recover.

During the year, the healthcare sector was decreased over 800 basis points as several positions were eliminated. Dramatic regulatory change coming out of Washington caused us to deemphasize this sector throughout the year. The energy sector was increased roughly 350 basis points this past summer as we took advantage of a broad decline in prices caused by the BP oil spill which disrupted many companies operations temporarily. Industrials and materials were also increased over 200 basis points each. Sector weightings, as always, are based on our bottom-up research.

Equity market returns spent most of the summer struggling to make any gains. During the second quarter and the beginning of the 3rd quarter, investors became concerned with a “double dip” recession. This kept the stock market in a fairly well defined trading range with weak economic data points pushing the market toward the lower end of that range on several occasions over the last six months. Recently the economic data points have been improving slightly and it is possible that job growth and corporate spending could improve as we enter 2011. It has been an up and down, highly correlated market. Many of the concerns mentioned in recent quarters have been mitigated to some extent. Economic growth in China has improved, the leaking Macondo well in the Gulf of Mexico has been plugged, and some of the most indebted European countries have managed to kick the can down the road with debt refinancing. Although most of our domestic economic indicators point to a sluggish recovery and a stubborn unemployment rate, some of the “double dip” fear has abated. The S&P 500 peaked in late April at just over 1200 and subsequently sold off roughly 190 points or 16%, recovered sharply in September, and now sits at the upper end of its recent trading range and 50 points below its April high.

B-1

Corporate earnings for the second quarter were again, very strong and yet again, overshadowed by macro concerns. Despite positive earnings surprises, analysts overall lowered their profit outlook for 2011 for the S&P 500. The decline in forecasted earnings from slightly over $96 to slightly over $95 was the first decline in over a year. This leaves the P/E multiple of the S&P 500 at 12, not expensive by historical measures. Companies will have to continue to surprise for upward revisions to resume and expectations have come down a bit for the forward 12 months. We expect corporate profits to remain strong.

As we near the end of 2010, the two topics on investor’s minds are the potential impact from another program of quantitative easing by the fed and the November election results. The ensuing gridlock in Washington has historically been a good backdrop for the stock market. For two years, the market has dealt with a high level of policy uncertainty. Between the financial crisis and the current Administration, there have been sweeping changes from Washington and many industries have been affected. We would expect a period of gridlock to be welcomed by equity markets, as usual. Policy makers are frustrated with the job market and with government debt at unprecedented levels, the Fed is not afraid of a little inflation. The equity market reacted positively to last round of quantitative easing and is likely to do so again. With equity prices relatively cheap when compared to other asset classes, we would expect the market to trend higher over the coming months.

As fed policy changes, the pros and cons of inflation will likely be debated loudly once again. Pricing power, international sales, and foreign currency exposure will gain in importance. We expect domestic economic growth to remain sluggish, with the potential for an improvement in the job market lying in 2011. True organic, revenue growth will become increasingly important and will be valued at a premium during a slow economic recovery. Our companies tend to have strong growth rates and good competitive positioning in the markets in which they compete. We expect companies that innovate, gain market share, improve productivity, and grow earnings to benefit from an improving business environment.

B-2

APPENDIX C

Set forth below is an excerpt from the Annual Report regarding the performance of the Select Equities Fund for the fiscal year ended October 31, 2010.

Management Discussions

For the year ended October 31, 2010, the TCW Select Equities Fund (the “Fund”) posted a gain of 20.30% and 19.81% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 19.65% over the same period.

The global economic recovery continued to broaden out during the period with further improvement in both manufacturing and services related activity. Importantly, corporate profits are also staged a significant recovery with S&P 500 earnings growth likely to exceed 30% during the fund’s fiscal year. This has contributed to a critical turn in the private sector job market which, while still struggling, is beginning to show improvement. Additionally, interest rates, bond yields, and core inflation remained generally low during the period, providing a constructive backdrop for higher equity prices. Volatility increased significantly during the summer months of 2010, when Eurozone credit problems emerged related to Greece, Spain, Portugal, Italy, and other overly indebted countries. Massive debt purchase programs introduced in response by the European Central Bank disrupted foreign exchange markets, further complicating the landscape for investors. These events coincided with the tragic well blowout in the Gulf of Mexico that resulted in the largest oil spill in U.S. history. Concerns faded and markets turned sharply higher during the later months of the fiscal year following evidence of modest improvements in labor, housing, and manufacturing. Clear assurances from the Fed that it is prepared to act as necessary to support asset prices (and modest inflation) also provided significant support. This pattern of policy-driven trading resulted in a “risk-on, risk-off” feature of the market that prevailed throughout the last few months of the period. It is also keeping correlations among risk assets high and preventing the market from adequately differentiating between high-quality and low-quality stocks. Focus now turns to third-quarter earnings performance, incremental data from the job market, and prospects for further Fed stimulus.

Strong stock selection within the consumer discretionary, energy, and information technology sectors drove the portfolio’s positive relative performance during the fiscal year. Priceline.com enjoyed accelerating fundamentals primarily in the company’s European hotel business. FMC Technologies generated strong order growth as deep water drilling activity rebounded following the Gulf oil spill. Salesforce.com continued to produce growth in revenue and profits that exceeded expectations. We continue to view all three names as attractive long-term investments from current levels.

Stock selection was weakest within the consumer staples, industrials, and materials sectors. CVS Caremark suffered from pricing and perception issues related to its unique Pharmacy Benefit Management business. Quanta Services continued to struggle with delays and weaker-than-expected profitability related to electrical distribution and transmission projects. Monsanto continued to disappoint investors with poor product launches, continued margin problems with the company’s herbicide business, and the lack of clarity around future seed pricing. We continue to hold our position in CVS Caremark, but have sold all remaining shares of Quanta Services and Monsanto.

C-1

Over the intermediate-term, we expect the debate between inflation and deflation to rage on. One reason we observe so much confusion on this issue is because both are happening simultaneously. Areas of the economy that were once supported by debt are DEFLATING as credit is diverted away from the private sector and toward governments. Areas of the economy that are sensitive to currency debasement are INFLATING as the Federal Reserve (and other central banks) attempt to weaken their currencies in an effort to drive exports and reduce the real (inflation adjusted) burden of existing debt. The two opposing signals are driving investment capital not only to the U.S. Treasury market to protect against deflation, but also to the commodity and precious metals markets to protect against inflation. This barbell-like behavior deserves attention because it acts as a potential barrier to fund flows into the real economy. When it subsides, we expect an acceleration of capital back into the more productive private sector, helping to sustain nominal growth.

Our outlook is further colored by other important segments of the economy that continue to polarize. Confidence surveys suggest that while large companies have enjoyed a substantial rebound in activity and are now concerned about a renewed slowdown, small companies are still waiting for the initial bounce. Credit markets and bank lending remain wide open to large businesses, but doors are largely shut to smaller firms (or open at onerous rates). Rising prices in financial markets have provided a boost to higher-income households, but they have done little for lower-income families that continue to struggle with soft home prices representing the majority of their net worth. Profitability (measured by net interest margin) at large banks has staged an impressive recovery while small banks continue to struggle. We attribute all of these peculiarities to the unprecedented scale of government stimulus underway for the past two years. This interference in capital markets pricing will likely continue until either economic growth makes it no longer necessary or until unforeseen consequences expose its cost. Further clarity on policy could emerge post the November congressional elections. In the meantime, we expect a range-bound market sensitive to third-quarter profit reports and punctuated by “risk-on” advances and “risk-off” declines.

C-2

APPENDIX D

SHAREHOLDER GUIDE

ADDITIONAL INFORMATION REGARDING THE FUNDS

Form of Organization

The Large Cap Growth Fund and the Select Equities Fund are both series of the Company, TCW Funds, Inc., a Maryland corporation and an open-end investment company registered under the 1940Act. The Company is governed by a Board of Directors consisting of ten members.

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company (the “Advisor”) which is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of March 31, 2011, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $120.6 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Managers	Length of Service	Title and Business Experience During Last Five Years*
Derek S. Derman (Large Cap Growth)	Over five years.	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Donald E. Evenson (Large Cap Growth)	Over five years.	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Craig C. Blum (Select Equities)	Over five years.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

Advisory Agreements

Each Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Large Cap Growth	0.65%
Select Equities	0.75%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ Annual Report to shareholders for the year ended October 31, 2010.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Distributor

TCW Funds Distributors (the “Distributor”), whose address 865 South Figueroa Street, Suite 1800, Los Angeles California 90017 serves as the non-exclusive distributor for both Funds.

Multiple Class Structure

Certain of the TCW Funds currently offer two classes of shares: Class I shares and Class N (or Investor Class) shares. Each of the Funds contained in this Prospectus/Proxy Statement offer Class N and Class I shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. The NAV of a Fund is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets - liabilities/# of shares = NAV).

Your order will be priced at the next NAV calculated after your order is accepted by the Company. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier).

The Funds may at their discretion reject any purchase order for a Fund’s shares.

A Fund’s investments for which market quotations are readily available are valued based on market value. Each security that is owned by a Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Generally, securities issued by open-end investment companies are valued using their respective net asset values. The Company may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Company values its assets would materially affect net asset value. Such situations are particularly relevant for Funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

	Initial	IRA	Additional
Minimums	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs such as a loss resulting from a change in NAV. You will also be charged $25 for every check returned unpaid.

The Funds have adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Require to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Funds’ transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Signature Guarantees

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

•	if ownership is changed on your account

•	written requests to wire redemption proceeds (if not previously authorized on the account)

Non-financial transactions, including establishing or modifying services on an account, may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution.

The Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Fund into another or exchange from Class N Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets). If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution.

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Future purchases into a Fund may be barred if a shareholder exchanges or redeems shares of a Fund within a 30 day period from the last purchase or exchange into the same Fund. Exceptions to these numerical limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exemptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediates may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:

Via Regular Mail
TCW Funds, Inc.	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)
c/o U.S. Bancorp Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to: U.S. Bank, N.A. 777 E. Wisconsin Avenue Milwaukee, WI 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services LLC Account No. 182380074993	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions

Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

•	your name(s) and signature(s) as they appear on the account form

•	your account number

•	the Fund name

•	the dollar amount you want to sell or exchange

•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services,
LLC, call toll free in the U.S.
(800) 248-4486

Outside the U.S.
(414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable checks or check that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined at the date of cancellation.

Distributions of a Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

You will be taxed in the same manner whether you receive your distributions (from net investment income or capital gains) in cash or reinvest them in additional shares of a Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

The Funds may be required to withhold U.S. federal income tax on all distributions to shareholders if they fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the Statement of Additional Information (“SAI”).

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Disclosure of Portfolio Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcwfunds.com.

Shareholder Inquiries

To obtain information, by telephone call 1-800-FUND-TCW (386-3829).

By mail, write to:	TCW Funds, Inc. 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

On the Internet:	Text-only versions of Fund documents can be viewed on line or down loaded from the SEC’s website: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone (202) 942-8090) or by sending your request and duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Portfolio Transactions

In placing portfolio transactions, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains an internal allocation procedure to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions and the Advisor pays the non-research services in cash.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines are established to provide to the Advisor’s Trading Department. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. For there exceptions, the Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Fund may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Fund has adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor or Sub-Advisors do not exceed the usual and customary broker’s commission.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Large Cap Growth Fund

Class I

	Year Ended October 31,				February 6, 2006 (Commencement of Operations) through October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$17.09	$14.85	$24.54	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.07)	(0.14)	(0.17)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.31	(9.55)	4.43	0.38

Total from Investment Operations	2.84	2.24	(9.69)	4.26	0.28

Net Asset Value per Share, End of Period	$19.93	$17.09	$14.85	$24.54	$20.28

Total Return	16.62%	15.24%	(39.49)%	21.01%	1.40	%(2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,847	$18,981	$12,826	$12,562	$7,387
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.38%	1.39%	1.11%	1.34%	3.23	%(3)
After Expense Reimbursement	1.37%	1.34%	N/A	N/A	1.45	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.55)%	(0.51)%	(0.64)%	(0.76)%	(0.71	)%(3)
Portfolio Turnover Rate	50.21%	61.78%	57.99%	56.12%	20.40	%(2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.
(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Large Cap Growth Fund

Class N

	Year Ended October 31,				February 6, 2006 (Commencement of Operations) through October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$17.05	$14.80	$24.50	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)	(0.08)	(0.19)	(0.19)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	2.33	(9.51)	4.41	0.38

Total from Investment Operations	2.84	2.25	(9.70)	4.22	0.28

Net Asset Value per Share, End of Year	$19.89	$17.05	$14.80	$24.50	$20.28

Total Return	16.60%	15.36%	(39.70)%	20.86%	1.40	%(2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$71	$1,327	$2,313	$3,498	$1,531
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.13%	2.34%	1.54%	1.79%	3.71	%(3)
After Expense Reimbursement	1.37%	1.34%	1.35%	1.43%	1.45	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.54)%	(0.89)%	(0.85)%	(0.71	)%(3)
Portfolio Turnover Rate	50.21%	61.78%	57.99%	56.12%	20.40	%(2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.
(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$13.45	$12.96	$22.26	$19.17	$19.42

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)	(0.04)	(0.06)	0.02	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.76	2.36	(7.15)	3.24	(0.16)

Total from Investment Operations	2.73	2.32	(7.21)	3.26	(0.25)

Less Distributions:
Distributions From Net Investment Income	—	—	(0.01)	—	—
Distributions from Net Realized Gain	—	(1.83)	(2.08)	(0.17)	—

Total Distributions	—	(1.83)	(2.09)	(0.17)	—

Net Asset Value per Share, End of Year	$16.18	$13.45	$12.96	$22.26	$19.17

Total Return	20.30%	22.30%	(35.62)%	17.16%	(1.29)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$388,735	$360,290	$537,402	$2,068,728	$2,716,604
Ratio of Expenses to Average Net Assets	0.92%	0.98%	0.95%	0.92%	0.89%
Ratio of Net Investment (Loss) to Average Net Assets	(0.19)%	(0.31)%	(0.33)%	0.09%	(0.44)%
Portfolio Turnover Rate	23.75%	36.82%	50.80%	32.44%	38.65%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$12.92	$12.55	$21.66	$18.71	$19.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.07)	(0.07)	(0.10)	(0.04)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.63	2.27	(6.93)	3.16	(0.15)

Total from Investment Operations	2.56	2.20	(7.03)	3.12	(0.29)

Less Distributions:
Distributions from Net Realized Gain	—	(1.83)	(2.08)	(0.17)	—

Net Asset Value per Share, End of Year	$15.48	$12.92	$12.55	$21.66	$18.71

Total Return	19.81%	22.02%	(35.77)%	16.83%	(1.53)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$125,638	$140,963	$177,885	$647,402	$975,971
Ratio of Expenses to Average Net Assets	1.24%	1.25%	1.20%	1.19%	1.17%
Ratio of Net Investment (Loss) to Average Net Assets	(0.51)%	(0.58)%	(0.57)%	(0.19)%	(0.71)%
Portfolio Turnover Rate	23.75%	36.82%	50.80%	32.44%	38.65%

(1)	Computed using average shares outstanding throughout the period.

APPENDIX E

Beneficial Ownership of Large Cap Growth Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Large Cap Growth Fund:

Name and Address	Class	% of Fund before Reorganization	% of Fund after Reorganization
Jana Hackett Trust[1] c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	32.53%	0.56%

Norman Friedman Revocable Trust[1] c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	10.91%	0.19%

McKernan Family Trust[1] c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	9.24%	0.16%

Norred 1987 Trust[1] c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	6.26%	0.11%

Linda Essakow Trust[1] c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	5.58%	0.10%

Shoemaker Family Trust[1] c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	5.04%	0.09%

* For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the Large Cap Growth Fund.

Beneficial Ownership of Select Equities Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Select Equities Fund:

Name and Address	Class	% of Fund before Reorganization	% of Fund after Reorganization
Charles Schwab & Co., Inc.[2] 101 Montgomery St. San Francisco, CA 94104	I	22.02%	21.72%

NFS LLC[2] 100 Magellan Way Covington, KY 14105	I	10.52%	10.37%

Merrill Lynch Pierce Fenner & Smith[2] 4800 Deer Lake Drive East Jacksonville, FL 32246	I	5.80%	5.71%

National Financial Services Corp.[2] 200 Liberty St. New York, NY 10281	N	6.59%	6.49%

Charles Schwab & Co., Inc.[2] 101 Montgomery St. San Francisco, CA 94104	N	6.31%	6.23%

Morgan Stanley Smith Barney[2] Harborside Financial Center Jersey City, NJ 07311	N	6.07%	5.98%

[1]	Beneficially owned
[2]	Owned of record

E-1

To vote by Mail 1) Read the Prospectus/Proxy Statement. 2) Check the appropriate box on the Proxy Card below. 3) Sign and date the Proxy Card below. 4) Return the Proxy Card in the envelope provided.

TCW LARGE CAP GROWTH FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON [DATE], 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Philip K. Holl, Charles W. Baldiswieler and David S. DeVito or any one or more of them, proxies, with full power of substitution, to vote all shares of the TCW Large Cap Growth Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 on             , 2011 at             a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an “x” in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	The approval of the Agreement and Plan of Reorganization which provides for: (i) the transfer of all of the assets and liabilities of the Fund to the TCW Select Equities Fund (the “Select Equities Fund”); (ii) an amendment to the Articles of Incorporation of TCW Funds, Inc. reclassifying the Class I and Class N shares of the Fund into Class I and Class N shares, respectively, of the Select Equities Fund; (iii) the issuance of Class I and Class N shares, as applicable, of the Select Equities Fund to holders of the Class I and Class N shares, respectively, of the Fund; and (iv) the subsequent complete liquidation of the Fund.

                  FOR         ☐                 AGAINST         ☐                 ABSTAIN         ☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

                  FOR         ☐                 AGAINST         ☐                 ABSTAIN         ☐

Please sign below exactly as your name(s) appears on this proxy card. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee, guardian or in some other representative capacity, please give the full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name be authorized person.

Signature	Date

Signature (if held jointly)	Date

PART B

TCW Select Equities Fund

Statement of Additional Information

[Date]

Acquisition of the Assets and Liabilities of the TCW Large Cap Growth Fund (a series of the TCW Funds, Inc.) 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	By and in Exchange for Shares of TCW Select Equities Fund (a series of the TCW Funds, Inc.) 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

This Statement of Additional Information is available to the shareholders of the TCW Large Cap Growth Fund (the “Large Cap Growth Fund”) in connection with a proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Large Cap Growth Fund, a series of the TCW Funds, Inc. (the “Company”), will be transferred to the TCW Select Equities Fund (the “Select Equities Fund”) in exchange for shares of the Select Equities Fund.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated              relating to the Reorganization of the Large Cap Growth Fund (the “Prospectus/Proxy Statement”) may be obtained, without charge, by writing to TCW Funds at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or calling 1-800-FUND-TCW. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

This Statement of Additional Information consists of a cover page, Pro Forma Financial Statements of the Select Equities Fund after giving effect to the proposed Reorganization described in the Prospectus/Proxy Statement, and the following documents incorporated by reference:

1.	The Statement of Additional Information of the Large Cap Growth Fund and the Select Equities Fund dated February 28, 2011.

2.	The Financial Statements of the Large Cap Growth Fund included in the Annual Report of the Company for the year ended October 31, 2010.

3.	The Financial Statements of the Select Equities Fund included in the Annual Report of the Company for the year ended October 31, 2010.

SAI-1

Pro Forma Financial Statements

Shown below are unaudited pro forma financial statements for the combined Select Equities Fund, assuming the Reorganization, as more fully described in the combined Prospectus/Proxy Statement dated             , 2011, had been consummated as of April 30, 2011. We have estimated these pro forma numbers in good faith.

Additional information regarding the performance of the Funds is contained in Appendix B and Appendix C to the Prospectus/Proxy Statement.

The first table presents pro forma Statements of Assets and Liabilities for the combined Select Equities Fund. The second table presents pro forma Statements of Operations for the combined Select Equities Fund. The third table presents pro forma Portfolio of Investments for the combined Select Equities Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

SAI-2

COMBINED TCW SELECT EQUITIES FUND

PRO FORMA

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

AS OF APRIL 30, 2011

	TCW Large Cap Growth Fund		TCW Select Equities Fund	Pro Forma Adjustment		Pro Forma Combined
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value(1)	10,841		573,012			583,853
Receivable for Securities Sold	185		—			185
Receivable for Fund Shares Sold	—		2,554			2,554
Interest and Dividends Receivable	4		52			56
Foreign Tax Reclaims Receivable	1		—			1

Total Assets	11,031		575,618			586,649

LIABILITIES
Payable for Securities Purchased	209		1,758			1,967
Payable for Fund Shares Redeemed	5		277			282
Accrued Directors’ Fees and Expenses	7		7			14
Accrued Compliance Expense	—	(2)	2			2
Accrued Management Fees	2		342			344
Accrued Distribution Fees	—	(2)	28			28
Other Accrued Expenses	28		135			163

Total Liabilities	251		2,549			2,800

NET ASSETS	10,780		573,069			583,849

NET ASSETS CONSIST OF:
Paid-in Capital	10,371		347,904			358,275
Accumulated Net Realized Gain (Loss) on Investments	(2,325)		3,931			1,606
Unrealized Appreciation of Investments	2,754		222,056			224,810
Undistributed Net Investment Income (Loss)	(20)		(822)			(842)

NET ASSETS	10,780		573,069			583,849

NET ASSETS ATTRIBUTABLE TO:
I Class Share	10,760		432,210			442,970

N Class Share	20		140,859			140,879

CAPITAL SHARES OUTSTANDING:(3)
TCW Large Cap Growth Fund
I Class Share	476,238			(476,238	)(5)	—

N Class Share	884			(884	)(6)	—

SAI-3

TCW Select Equities Fund
I Class Share		22,874,528	569,625	23,444,153

N Class Share		7,801,715	1,104	7,802,819

NET ASSET VALUE PER SHARE:(4)
I Class Share	22.59	18.89		41.48

N Class Share	22.54	18.05		40.59

(1)	The identified cost for the TCW Large Cap Growth Fund and the TCW Select Equities Fund at April 30, 2011 was $8,087 and $350,956, respectively.
(2)	Amount rounds to less than $1.
(3)

The number of authorized shares, with a par value of $0.001 per share, for the TCW Large Cap Growth Fund is 2,000,000,000 shares for each of the I Class and N Class shares. The number of authorized shares, with a par value of $0.001 per share, for the TCW Select Equities Fund is 1,667,000,000 shares for each of the I Class and N Class shares.

(4)	Represents offering price and redemption price per share.
(5)

Acquisition by TCW Select Equities Fund I Class for all assets of TCW Large Cap Growth Fund I Class and issuance of TCW Select Equities Fund I Class shares in exchange for all of the outstanding shares of TCW Large Cap Growth Fund I Class.

(6)

Acquisition by TCW Select Equities Fund N Class for all assets of TCW Large Cap Growth Fund N Class and issuance of TCW Select Equities Fund N Class shares in exchange for all of the outstanding shares of TCW Large Cap Growth Fund N Class.

SAI-4

COMBINED TCW SELECT EQUITIES FUND

PRO FORMA

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED APRIL 30, 2011

	TCW Large Cap Growth Fund		TCW Select Equities Fund		Pro Forma Adjustment		Pro Forma Combined
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	86	(1)	3,601	(2)	—		3,687
Interest	—		—	(3)	—		—

Total	86		3,601		—		3,687

Expenses:
Management Fees	67		3,849		11	(4)	3,927
Accounting Services Fees	5		78		(3	)(5)	80
Administration Fees	10		69		(9	)(5)	70
Transfer Agent Fees:
I Class	9		286		(6	)(5)	289
N Class	8		162		(6	)(5)	164
Custodian Fees	14		17		(13	)(5)	18
Professional Fees	29		44		(29	)(5)	44
Directors’ Fees and Expenses	23		23		(23	)(5)	23
Registration Fees:
I Class	5		29		(5	)(5)	29
N Class	4		12		(4	)(5)	12
Distribution Fees:
N Class	—	(3)	318				318
Compliance Expense	—	(3)	13				13
Shareholder Reporting Expense	1		4				5
Other	9		152		(3	)(5)	158

Total	184		5,056		(90)		5,150

SAI-5

Less Expenses Borne by Investment Advisor:
I Class	15	—	—	15
N Class	13	—	—	13

Net Expenses	156	5,056	(90)	5,122

Net Investment Income (Loss)	(70)	(1,455)	90	(1,435)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	3,250	2,641	—	5,891
Change in Unrealized Appreciation (Depreciation) on Investments	1,400	99,169	—	100,569

Net Realized and Unrealized Gain (Loss) on Investments	4,650	101,810	—	106,460

Increase (decrease) in net assets resulting from operations	4,580	100,355	90	105,025

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Large Cap Growth Fund was less than $1.
(2)	Net of foreign taxes withheld. Total amounts withheld for the TCW Select Equities Fund was $14.
(3)	Amount rounds to less than $1.
(4)	Management fee is expected to increase due to higher fee charged by the Acquiring Fund.
(5)	Decrease due to the elimination of duplicative expenses by merging the funds.

SAI-6

COMBINED TCW SELECT EQUITIES

PORTFOLIO OF INVESTMENTS (UNAUDITED)

AS OF APRIL 30, 2011

Number of Shares					Cost			Market Value
TCW Large Cap Growth Fund	TCW Select Equities Fund	Pro Forma Combined	Common Stock	Footnote	TCW Large Cap Growth Fund	TCW Select Equities Fund	Pro Forma Combined	TCW Large Cap Growth Fund	TCW Select Equities Fund	Pro Forma Combined
			Aerospace & Defense
1,785	99,050	100,835	Precision Castparts Corp		167,863	13,922,675	14,090,538	275,818	15,305,206	15,581,024

			Air Freight & Logistics
	340,224		C.H. Robinson Worldwide Inc			15,355,471	15,355,471		27,279,160	27,279,160
	257,411		Expeditors Intl Wash Inc			9,479,200	9,479,200		13,969,695	13,969,695

			Total Air Freight & Logistics			24,834,671	24,834,671		41,248,855	41,248,855

			Auto Components
2,100			Borgwarner Inc	(1)	158,957		158,957	162,204		162,204

			Beverages
3,050			Coca Cola Co		155,408		155,408	205,753		205,753

			Capital Markets
1,085			Goldman Sachs Group Inc		184,041		184,041	163,846		163,846

	650,600		Schwab (Charles) Corp			11,796,092	11,796,092		11,912,486	11,912,486

			Total Capital Markets		184,041	11,796,092	11,980,133	163,846	11,912,486	12,076,332

			Chemicals
3,025			Air Products + Chemicals Inc		236,733		236,733	288,948		288,948
1,650			Cf Industries Holdings Inc		199,169		199,169	233,558		233,558
5,875			LyondellBasell Industries NV - Class A	(1)	214,427		214,427	261,438		261,438
2,500			Mosaic Co		133,490		133,490	187,150		187,150
	176,300		Praxair Inc			14,524,156	14,524,156		18,761,846	18,761,846

			Total Chemicals		783,819	14,524,156	15,307,976	971,093	18,761,846	19,732,939

SAI-7

			Communications Equipment
3,925			JDS Uniphase Corp	(1)	103,184		103,184	81,797		81,797
7,150	556,708	563,858	Qualcomm Inc		293,612	17,816,886	18,110,499	406,406	31,643,283	32,049,689

			Total Communications Equipment		396,796	17,816,886	18,213,682	488,203	31,643,283	32,131,486

			Computers & Peripherals
2,230	101,430	103,660	Apple Inc	(1)	356,300	13,424,422	13,780,722	776,553	35,320,969	36,097,522
9,350			EMC Corp	(1)	190,867		190,867	264,979		264,979

			Total Computers & Peripherals		547,167	13,424,422	13,971,589	1,041,532	35,320,969	36,362,501

			Electrical Equipment
	176,772		Rockwell Automation Inc			5,933,749	5,933,749		15,402,144	15,402,144

			Energy Equipment & Services
4,425			Cameron International Corp	(1)	177,333		177,333	233,286		233,286
4,690	365,408	370,098	FMC Technologies Inc	(1)	89,288	6,426,236	6,515,524	217,991	16,984,164	17,202,155
5,225			Halliburton Co		191,382		191,382	263,758		263,758
	161,665		Oceaneering Intl Inc	(1)		10,999,164	10,999,164		14,132,754	14,132,754
	247,316		Schlumberger Ltd			15,616,733	15,616,733		22,196,611	22,196,611

			Total Energy Equipment & Services		458,003	33,042,133	33,500,136	715,035	53,313,529	54,028,564

			Food & Staples Retailing
	148,424		Costco Wholesale Corp			10,284,033	10,284,033		12,010,470	12,010,470
	152,050		CVS Caremark Corp			5,254,620	5,254,620		5,510,292	5,510,292

			Total Food & Staples Retailing			15,538,653	15,538,653		17,520,762	17,520,762

SAI-8

		Food Products
	223,600	Mead Johnson Nutrition Co			12,893,252	12,893,252		14,954,368	14,954,368

		Health Care Equipment & Supplies
	41,069	Intuitive Surgical Inc	(1)		11,228,402	11,228,402		14,361,829	14,361,829
	270,127	Varian Medical Systems Inc	(1)		10,312,976	10,312,976		18,962,915	18,962,915

		Total Health Care Equipment & Supplies			21,541,378	21,541,378		33,324,744	33,324,744

		Health Care Providers & Services
11,700		Express Scripts Inc	(1)	408,300		408,300	663,858		663,858
7,190		Medco Health Solutions Inc	(1)	341,860		341,860	426,583		426,583
2,275		UnitedHealth Group Inc		107,956		107,956	111,998		111,998

		Total Health Care Providers & Services		858,116		858,116	1,202,439		1,202,439

		Health Care Technology
	174,883	Cerner Corp	(1)		8,135,389	8,135,389		21,017,439	21,017,439

		Hotels, Restaurants & Leisure
3,275		Starbucks Corp		107,083		107,083	118,522		118,522
2,650		Starwood Hotels & Resorts		123,301		123,301	157,861		157,861
975		Wynn Resorts Ltd	(1)	54,895		54,895	143,471		143,471

		Total Hotels, Restaurants & Leisure		285,279		285,279	419,854		419,854

		Industrial Conglomerates
4,450		Textron Inc		82,435		82,435	116,145		116,145

SAI-9

			Insurance
	178,200		ACE Ltd			9,359,198	9,359,198		11,983,950	11,983,950
5,400			Aflac Inc		166,562		166,562	303,426		303,426

			Total Insurance		166,562	9,359,198	9,525,760	303,426	11,983,950	12,287,376

			Internet & Catalog Retail
	109,910		Amazon.com Inc	(1)		3,861,669	3,861,669		21,597,315	21,597,315
	31,700		Priceline.com Inc	(1)		6,652,563	6,652,563		17,340,217	17,340,217

			Total Internet & Catalog Retail			10,514,232	10,514,232		38,937,532	38,937,532

			Internet Software & Services
1,000	97,600	98,600	Baidu Inc - Sponsor ADR	(1)	105,072	12,548,774	12,653,846	148,520	14,495,552	14,644,072
1,375			Equinix Inc	(1)	130,855		130,855	138,408		138,408
595	45,979	46,574	Google Inc - Class A	(1)	281,418	10,001,085	10,282,503	323,740	25,017,174	25,340,914

			Total Internet Software & Services		517,345	22,549,859	23,067,204	610,668	39,512,726	40,123,394

			IT Services
2,075	239,646	241,721	Cognizant Tech Solutions - Class A	(1)	126,604	8,532,128	8,658,731	172,018	19,866,653	20,038,671
905			MasterCard Inc - Class A		199,354		199,354	249,680		249,680
2,025			Teradata Corp	(1)	109,885		109,885	113,238		113,238
	152,206		Visa Inc - Class A			6,752,540	6,752,540		11,890,333	11,890,333

			Total IT Services		435,843	15,284,668	15,720,511	534,936	31,756,986	32,291,922

			Life Sciences Tools & Services
	282,209		Life Technologies Corp	(1)		9,910,497	9,910,497		15,577,937	15,577,937

			Machinery
2,855			Cummins Inc		130,556		130,556	343,114		343,114
3,070			Danaher Corp		117,758		117,758	169,587		169,587

SAI-10

1,385		Flowserve Corp		122,387		122,387	175,369		175,369
3,100		Paccar Inc		159,372		159,372	164,641		164,641

		Total Machinery		530,073		530,073	852,711		852,711

		Metals & Mining
	196,600	Silver Wheaton Corp			6,947,716	6,947,716		7,985,892	7,985,892
3,275		Teck Resources Ltd - Class B	(1)	136,502		136,502	177,669		177,669

		Total Metals & Mining		136,502	6,947,716	7,084,218	177,669	7,985,892	8,163,561

		Multiline Retail
3,100		Dollar Tree Inc	(1)	130,012		130,012	178,250		178,250

		Oil, Gas & Consumable Fuels
8,200		Denbury Resources Inc	(1)	139,515		139,515	185,074		185,074
2,450		InterOil Corp	(1)	187,060		187,060	155,820		155,820
	184,800	Occidental Petroleum Corp			11,406,220	11,406,220		21,120,792	21,120,792
2,075		Pioneer Natural Resources Co		207,551		207,551	212,127		212,127

		Total Oil, Gas & Consumable Fuels		534,126	11,406,220	11,940,346	553,021	21,120,792	21,673,813

		Pharmaceuticals
	214,300	Allergan Inc			8,633,355	8,633,355		17,049,708	17,049,708
	242,100	Teva Pharmaceutical Industries Ltd - Sponsor ADR			14,141,558	14,141,558		11,071,233	11,071,233

		Total Pharmaceuticals			22,774,913	22,774,913		28,120,941	28,120,941

		Professional Services
4,775		Robert Half International Inc		137,251		137,251	144,826		144,826

SAI-11

			Road & Rail
2,075			Kansas City Southern	(1)	96,842		96,842	120,578		120,578
1,100			Union Pacific Corp		96,891		96,891	113,817		113,817

			Total Road & Rail		193,733		193,733	234,395		234,395

			Semiconductors & Semiconductor Equipment
6,075	348,700	354,775	ARM Holdings PLC - Sponsor ADR		155,201	9,637,659	9,792,860	191,120	10,970,102	11,161,222

			Software
	133,937		Salesforce.com Inc	(1)		3,837,870	3,837,870		18,563,668	18,563,668
2,585			VMware Inc - Class A	(1)	212,876		212,876	246,687		246,687

			Total Software		212,876	3,837,870	4,050,746	246,687	18,563,668	18,810,355

			Specialty Retail
3,180			Guess? Inc		125,667		125,667	136,708		136,708
3,415			Lowe’s Cos Inc		60,967		60,967	89,644		89,644

			Total Specialty Retail		186,634	—	186,634	226,352		226,352

			Tobacco
3,975			Philip Morris International Inc		195,753		195,753	276,024		276,024

			Wireless Telecommunication Services
5,975	436,232	442,207	American Tower Corp - Class A	(1)	240,318	19,392,997	19,633,315	312,552	22,819,296	23,131,848

			Total Common Stock		7,850,113	335,019,285	342,869,398	10,604,560	557,075,454	567,680,014

SAI-12

Principal Amount			Short Term Investments
$236,493	$15,936,597	$16,173,090	Repurchase Agreement, State Street Bank & Trust company, 0.01%, due 05/02/11	236,493	15,936,597	16,173,090	236,493	15,936,597	16,173,090

			Total Investments	$8,086,606	$350,955,882	$359,042,488	10,841,053	573,012,051	583,853,104

			Liabilities in Excess of Other Assets				(60,910)	57,397	(3,513)

			Net Assets				$10,780,143	$573,069,448	$583,849,591

Footnotes:

(1)	Non-income producing security.

SAI-13

Combined Select Equities Fund

Notes to Pro Form Financial Statements

(Unaudited)

Note 1 – Basis of Combination

The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statements of Assets and Liabilities and Pro Forma Combined Statement of Operations reflect the accounts of the Large Cap Growth Fund and Select Equities Fund (the “Funds”) at and for twelve months ended April 30, 2011. These statements have been derived from the Funds’ books and records utilized in calculated daily net asset value at April 30, 2011.

The pro forma statements give effect to the proposed transfer of assets and assumption of liabilities of the Large Cap Growth Fund in exchange for shares of the Select Equities Fund. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for the Large Cap Growth Fund will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligation under the Agreement and Plan of Reorganization.

The Pro Forma Combined Schedule of Investments, Pro Forma Combined Statements of Assets and Liabilities and Pro Forma Combined Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price, as furnished by independent pricing services.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

SAI-14

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

SAI-15

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

The Funds had all investments at Level 1 and all short-term investments at Level 2 as of April 30, 2011.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the twelve months ended April 30, 2011.

Note 4 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities at April 30, 2011.

SAI-16

PART C

Other Information

Item 15.	Indemnification

Under Article Eighth, Section (9) of the Articles of Incorporation of TCW Funds, Inc. (the “Registrant”), directors and officers of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Registrant’s Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)(a)	Form of Articles of Incorporation. — /1/, /17/

(1)(b)	Form of Articles of Amendment. — /2/, /17/

(1)(c)	Form of Articles Supplementary. — /3/, /17/

(1)(d)	Form of Articles Supplementary. — /4/, /17/

(1)(e)	Form of Articles Supplementary. — /5/, /17/

(1)(f)	Form of Articles of Amendment. — /6/

(1)(g)	Form of Articles of Amendment. — /9/

(1)(h)	Form of Articles of Amendment. — /9/

(1)(i)	Form of Articles Supplementary. — /9/

(1)(j)	Form of Articles Supplementary. — /12/

(1)(k)	Form of Articles Supplementary. — /14/

(1)(l)	Form of Articles of Amendment. — /14/

(1)(m)	Form of Articles Supplementary. — /15/

(1)(n)	Form of Articles of Amendment. — /16/

(1)(o)	Form of Articles of Amendment. — /18/

(1)(p)	Form of Articles of Amendment. — /19/

(1)(q)	Form of Articles Supplementary. — /20/

(1)(r)	Form of Articles of Amendment. — /20/

(1)(s)	Form of Articles of Amendment. — /21/

(1)(t)	Form of Articles Supplementary — /22/

(1)(u)	Form of Articles Supplementary — /24/

(1)(v)	Form of Articles Supplementary — /26/

(1)(w)	Form of Articles of Amendment — /27/

(1)(x)	Form of Articles Supplementary — /29/

(1)(y)	Form of Articles of Amendment — /30/

(1)(z)	Form of Articles of Amendment — /31/

(1)(aa)	Form of Articles of Amendment — /32/

(1)(bb)	Form of Articles Supplementary — /32/

(1)(cc)	Form of Articles Supplementary — /34/

(1)(dd)	Form of Articles of Amendment — /34/

(1)(ee)	Form of Articles of Amendment — /34/

(1)(ff)	Form of Articles Supplementary — /35/

PART C-2

(1)(gg)	Form of Articles Supplementary — /38/

(1)(hh)	Form of Articles Supplementary — /39/

(1)(ii)	Form of Articles Supplementary — /40/

(1)(jj)	Form of Articles Supplementary — /41/

(1)(kk)	Form of Articles of Amendment — /42/

(2)(a)	Bylaws. — /1/, /17/

(2)(b)	Amendment No. 1 to By-laws. — /11/

(2)(c)	Amendment No. 2 to By-laws. — /17/

(2)(d)	Amendment No. 3 to By-laws. — /23/

(2)(e)	Amendment No. 4 to By-laws. — /36/

(2)(f)	Amendment and Restated By-laws. — /39/

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization between the TCW Large Cap Growth Fund and TCW Select Equities Fund — filed herewith

(5)	No other than as set forth in Exhibits 1 and 2

(6)(a)	Form of Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. — /9/

(6)(b)	Form of Amendment No. 1 to Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) — /12/

(6)(c)	Form of Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Limited. — /7/

(6)(d)	Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. — /8/

(6)(e)	Form of Amendment No. 1 to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. — /11/

(6)(f)	Form of Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) — /14/

PART C-3

(6)(g)	Form of Amendment No. 1 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company. — /17/

(6)(h)	Form of Sub-Advisory Agreement between TCW Investment Management Company and Société Générale Asset Management International Ltd. — /19/

(6)(i)	Form of Sub-Advisory Agreement between TCW Investment Management Company and SGY Asset Management (Singapore) Ltd. — /19/

(6)(j)	Form of Amendment No. 2 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company. — /20/

(6)(k)	Form of Amendment No. 3 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /22/.

(6)(l)	Form of Amendment No. 4 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /26/

(6)(m)	Form of Amendment No. 5 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /29/

(6)(n)	Form of Amendment No. 6 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /30/

(6)(o)	Form of Amendment No. 7 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /33/

(6)(p)	Form of Amendment No. 8 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /35/

(6)(q)	Form of Amendment No. 9 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /38/

PART C -4

(6)(r)	Form of Amendment No. 10 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company — /39/

(7)(a)	Form of Amended and Restated Distribution Agreement between Registrant and TCW Brokerage Services. — /9/

(7)(b)	Form of Dealer Agreement. — /21/

(8)	Not Applicable.

(9)(a)	Form of Custodian Agreement between Registrant and Investors Bank & Trust Company. — /9/

(9)(b)	Form of Amendment No. 1 to Appendix A to the Custodian Agreement between Registrant and Investors Bank and Trust Company. — /17/

(9)(c)	Form of Custodian Agreement between Registrant and Investors Bank & Trust Company — /32/

(9)(d)	Form of Delegation Agreement between Registrant and Investors Bank & Trust Company. — /9/

(10)(a)	Form of Registrant’s Class N Distribution Plan — /9/

(10)(b)	Form of Amended and Restated Plan Pursuant to Rule 18f-3. — /17/

(11)	Opinion of Counsel — /43/

(12)	Form of Opinion and Consent of Counsel supporting tax matters and consequences — /43/

(13)(a)	Form of Transfer Agency Services Agreement between Registrant and U.S. Bancorp Fund Services, LLC — /26/

(13)(b)(1)	Form of Administration Agreement between Registrant and Investors Bank & Trust Company. — /9/

(13)(b)(2)	Form of Amendment No. 1 to Appendix A to the Administration Agreement between Registrant and Investors Bank & Trust Company — /16/

(13)(c)	Form of Administration Agreement between Registrant and Investors Bank & Trust Company — /32/

(13)(d)	Form of Securities Lending Agency Agreement between Registrant and Investors Bank & Trust Company. — /9/

(13)(d)(1)	Form of Amendment No. 1 to Schedule A to the Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company. — /17/

(13)(d)(2)	Form of Amendment Agreement to the Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company — /32/

PART C-5

(14)	Consent of Deloitte & Touche LLP — /43/

(15)	None

(16)	Powers of Attorney. — /43/

(17)	None

PART C-6

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on September 22, 1992.
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 26, 1993.
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 23, 1994.
4.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 18, 1994.
5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on April 21, 1995.
6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed April 2, 1998.
7.	Incorporated herein by reference to Registrant’s Registration Statement filed on December 21, 1995.
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 31, 1997.
9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 30, 1998.
10.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 1, 1999.
11.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 29, 2000.
12.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 17, 2000.
13.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 15, 2000.
14.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 1, 2001.
15.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on June 6, 2001

PART C-7

16.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 27, 2001
17.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 15, 2001.
18.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 12, 2002
19.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2003.
20.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 17, 2003.
21.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 1, 2004.
22.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2004.
23.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2004.
24.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 23, 2004.
25.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 24, 2005.
26.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 23, 2005.
27.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 23, 2005.
28.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 27, 2006.
29.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 8, 2006.
30.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 21, 2006

PART C-8

31.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2007.
32.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 15, 2007.
33.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 29, 2008.
34.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 27, 2009.
35.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 16, 2009.
36.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 10, 2009.
37.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 8, 2010.
38.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2010.
39.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 29, 2010.
40.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 9, 2010.
41.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 12, 2011.
42.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2011.
43.	Incorporated by reference to Registrant’s Registration Statement on Form N-14 filed on July 11, 2011.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

PART C-9

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

PART C-10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and the State of California on the 12th day of August, 2011.

TCW Funds, Inc.

By:	/s/ Phillip K. Holl
Philip K. Holl
Secretary

Pursuant to the Requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

* Patrick C. Haden	Chairman and Director	August 12, 2011

* Samuel P. Bell	Director	August 12, 2011

* Thomas E. Larkin, Jr.	Director	August 12, 2011

* John A. Gavin	Director	August 12, 2011

* Marc I. Stern	Director	August 12, 2011

* Janet E. Kerr	Director	August 12, 2011

* Charles A. Parker	Director	August 12, 2011

* Peter McMillan	Director	August 12, 2011

PART C-11

* Charles W. Baldiswieler	President (Principal Executive Officer)	August 12, 2011

/s/ David S. DeVito David S. DeVito	Treasurer (Principal Financial and Accounting Officer)	August 12, 2011

*By:	/s/ Philip K. Holl
Philip K. Holl
Attorney-in-Fact

PART C-12